Exhibit 99.2
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS
GBC BANCORP, INC.
LAWRENCEVILLE, GEORGIA

We have audited the accompanying consolidated balance sheets of GBC BANCORP, INC. AND SUBSIDIARY as of December 31, 2005 and 2004, and the related consolidated statements of income, comprehensive income, stockholders’ equity, and cash flows for each of the two years in the period ended December 31, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of GBC Bancorp, Inc. and subsidiary as of December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the two years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/  MAULDIN & JENKINS, LLC

Atlanta, Georgia
January 13, 2006

GBC BANCORP, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2005 AND 2004

	2005	2004

ASSETS
Cash and due from banks	$3,800,741	$5,390,288
Federal funds sold	16,656,000	17,694,000
Securities available-for-sale	32,410,839	31,000,002
Loans, net of unearned income	319,154,751	252,576,451
Less allowance for loan losses	3,701,532	3,775,167

Loans, net	315,453,219	248,801,284
Premises and equipment, net	292,640	377,698
Cash surrender value of life insurance	5,719,750	5,531,553
Other real estate owned	—	1,194,430
Other assets	5,372,422	3,945,566

TOTAL ASSETS	$379,705,611	$313,934,821

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits
Noninterest-bearing	$29,509,478	$23,566,177
Interest-bearing	311,661,255	258,769,949

Total deposits	341,170,733	282,336,126
Securities sold under repurchase agreements	829,341	1,819,469
Other liabilities	4,712,304	3,040,151

TOTAL LIABILITIES	346,712,378	287,195,746

Commitments and contingencies
Shareholders’ equity
Common stock, par value $1; 3,000,000 shares authorized; 1,772,708 and 1,726,608 issued and outstanding, respectively	1,772,708	1,726,608
Capital surplus	18,709,280	18,214,005
Retained earnings	12,948,574	6,747,782
Accumulated other comprehensive income	(437,329)	50,680

TOTAL SHAREHOLDERS’ EQUITY	32,993,233	26,739,075

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$379,705,611	$313,934,821

See notes to consolidated financial statements.

GBC BANCORP, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF INCOME
YEARS ENDED DECEMBER 31, 2005 AND 2004

	2005	2004

INTEREST INCOME
Loans, including fees	$23,527,440	$15,632,590
Securities:
Taxable	1,160,012	908,496
Nontaxable	193,726	194,575
Federal funds sold	311,222	113,090

TOTAL INTEREST INCOME	25,192,400	16,848,751

INTEREST EXPENSE
Deposits	9,266,347	5,610,440
Securities sold under repurchase agreements	57,968	14,733

TOTAL INTEREST EXPENSE	9,324,315	5,625,173

NET INTEREST INCOME	15,868,085	11,223,578
PROVISION FOR LOAN LOSSES	852,823	797,824

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	15,015,262	10,425,754

OTHER INCOME
Service charges on deposit accounts	191,894	183,843
Loss on sale of securities available-for-sale	—	20,254
Gain on sale of loans	1,905,834	1,182,888
Other operating income	885,462	428,457

TOTAL OTHER INCOME	2,983,190	1,815,442

OTHER EXPENSES
Salaries and employee benefits	5,360,730	4,691,778
Equipment and occupancy expenses	834,755	860,683
Other operating expenses	2,160,673	1,656,960

TOTAL OTHER EXPENSES	8,356,158	7,209,421

INCOME BEFORE INCOME TAXES	9,642,294	5,031,775
INCOME TAX EXPENSE	3,441,501	1,708,624

NET INCOME	$6,200,793	$3,323,151

BASIC EARNINGS PER SHARE	$3.54	$1.93

DILUTED EARNINGS PER SHARE	$3.17	$1.84

See notes to consolidated financial statements.

GBC BANCORP, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
YEARS ENDED DECEMBER 31, 2005 AND 2004

	2005	2004

NET INCOME	$6,200,793	$3,323,151
OTHER COMPREHENSIVE INCOME (LOSS):
Unrealized holding gains (losses) on securities available-for-sale arising during period, net of tax (benefits) of $(299,103) and $(20,715), respectively	(488,010)	(33,797)
Reclassification adjustment for losses realized in net income, net of tax benefits of $7,696	—	(12,558)

OTHER COMPREHENSIVE INCOME (LOSS)	(488,010)	(46,355)

COMPREHENSIVE INCOME	$5,712,783	$3,276,796

See notes to consolidated financial statements.

GBC BANCORP, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ EQUITY
YEARS ENDED DECEMBER 31, 2005 AND 2004

					Accumulated
					Other	Total
	Common Stock		Capital	Retained	Comprehensive	Shareholders’
	Shares	Par Value	Surplus	Earnings	Income (Loss)	Equity

BALANCE, DECEMBER 31, 2003	1,712,408	1,712,408	18,083,005	3,424,631	97,035	23,317,078
Net income	—	—	—	3,323,151	—	3,323,151
Stock options exercised	14,200	14,200	131,000	—	—	145,200
Other comprehensive loss	—	—	—	—	(46,355)	(46,354)

BALANCE, DECEMBER 31, 2004	1,726,608	$1,726,608	$18,214,005	$6,747,782	$50,680	$26,739,075
Net income				6,200,793		6,200,793
Stock options exercised	46,100	46,100	495,275			541,375
Other comprehensive loss					(488,010)	(488,010)

BALANCE, DECEMBER 31, 2005	1,772,708	$1,772,708	$18,709,280	$12,948,575	$(437,330)	$32,993,233

See notes to consolidated financial statements.

GBC BANCORP, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2005 AND 2004

	2005	2004

OPERATING ACTIVITIES
Net income	$6,200,793	$3,323,151
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	144,483	189,869
Deferred income taxes	(272,736)	(623,674)
Gain on sale of other real estate	(49,068)	24,190
Gain on sale of loans	(1,905,834	(1,182,888)
Loans originated for sale	(16,202,000)	(13,231,732)
Proceeds from sale of loans	18,107,834	14,414,620
Loss on sale of securities available-for-sale	—	(20,254)
Provision for loan losses	852,823	797,824
Increase in interest receivable	(891,621)	(505,665)
Increase (Decrease) in interest payable	444,301	41,924
Increase in income taxes payable	98,124	20,690
Net other operating activities	1,166,332	1,133,538

Net cash provided by operating activities	7,693,431	4,381,593

INVESTING ACTIVITIES
Purchases of securities available-for-sale	(4,025,198)	(15,887,002)
Proceeds from maturities of securities available-for-sale	1,827,248	5,709,976
Proceeds from sale of securities available-for-sale	—	1,623,736
Net (increase) decrease in federal funds sold	1,038,000	(16,158,000)
Net increase in loans	(68,056,370)	(38,685,591)
Purchase of premises and equipment	(59,425)	(71,950)
Proceeds from sale of other real estate	1,795,110	67,001
Purchase of life insurance policies	(188,197)	(859,937)

Net cash used in investing activities	(67,668,832)	(64,261,767)

FINANCING ACTIVITIES
Net increase in deposits	58,834,607	60,285,085
Net increase in securities sold under repurchase agreements	(990,128)	1,466,670
Net Proceeds from exercise of stock options	541,375	145,200
Proceeds from the issuance of common stock	—	—

Net cash provided by financing activities	58,385,854	61,896,955

Net increase (decrease) in cash and due from banks	(1,589,547)	2,016,781
Cash and due from banks at beginning of year	5,390,288	3,373,507

Cash and due from banks at end of year	$3,800,741	$5,390,288

SUPPLEMENTAL DISCLOSURES
Cash paid for:
Interest	$8,880,114	$5,583,249
Income taxes	$3,616,113	$2,316,608
NONCASH TRANSACTION
Principal balances of loans transferred to other real estate owned	$507,864	$1,194,430

See notes to consolidated financial statements.

GBC BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

GBC Bancorp, Inc. (the “Company”) is a bank holding company whose principal activity is the ownership and management of its wholly-owned subsidiary, Gwinnett Banking Company (the “Bank”). The Bank is a commercial bank located in Lawrenceville, Gwinnett County, Georgia with a branch in Alpharetta, Fulton County, Georgia. The Bank provides a full range of banking services in its primary market area of Gwinnett County and surrounding counties.

BASIS OF PRESENTATION AND ACCOUNTING ESTIMATES

The consolidated financial statements include the accounts of the Company and its subsidiary. Significant intercompany transactions and balances have been eliminated in consolidation.

In preparing the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Material estimates that are particularly susceptible to significant change relate to the determination of the allowance for loan losses, the valuation of foreclosed real estate, and contingent assets and liabilities. The determination of the adequacy of the allowance for loan losses is based on estimates that are susceptible to significant changes in the economic environment and market conditions. In connection with the determination of the estimated losses on loans and the valuation of foreclosed real estate, management obtains independent appraisals for significant collateral.

CASH, DUE FROM BANKS AND CASH FLOWS

For purposes of reporting cash flows, cash and due from banks include cash on hand, cash items in process of collection and amounts due from banks. Cash flows from loans, federal funds sold, deposits, and securities sold under repurchase agreements are reported net.

The Bank is required to maintain reserve balances in cash or on deposit with the Federal Reserve Bank, based on a percentage of deposits. The total of those reserve balances was approximately $449,000 and $183,000 at December 31, 2005 and 2004, respectively.

SECURITIES SOLD UNDER REPURCHASE AGREEMENTS

Securities sold under repurchase agreements are generally accounted for as collateralized financing transactions. They are recorded at the amount the security was sold plus accrued interest. The Company monitors its exposure with respect to securities sold under repurchase agreements, and request for the return of excess securities held by the counterparty is made when deemed necessary.

SECURITIES

Debt securities that management has the positive intent and ability to hold to maturity are classified as held to maturity and recorded at amortized cost. Securities not classified as held to maturity are classified as available for sale and recorded at fair value with unrealized gains and losses excluded from earnings and reported in accumulated other comprehensive income, net of the related deferred tax effect.

The amortization of premiums and accretion of discounts are recognized in interest income using the interest method over the life of the securities. Realized gains and losses, determined on the basis of the cost of

GBC BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

specific securities sold, are included in earnings on the settlement date. Declines in the fair value of securities below their cost that are deemed to be other than temporary are reflected in earnings as realized losses. In estimating other-than-temporary impairment losses, management considers (1) the length of time and the extent to which the fair value has been less than cost, (2) the financial condition and near-term prospects of the issuer, and (3) the intent and ability of the Company to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value.

LOANS

Loans are reported at their outstanding principal balances less deferred fees and the allowance for loan losses. Interest income is accrued on the outstanding principal balance.

The accrual of interest on loans is discontinued when, in management’s opinion, the borrower may be unable to meet payments as they become due, unless the loan is well-secured. All interest accrued but not collected for loans that are placed on nonaccrual or charged off is reversed against interest income, unless management believes that the accrued interest is recoverable through the liquidation of collateral. Interest income on nonaccrual loans is recognized on the cash-basis or cost-recovery method, until the loans are returned to accrual status. Loans are returned to accrual status when all the principal and interest amounts are brought current and future payments are reasonably assured.

A loan is considered impaired when it is probable, based on current information and events, the Company will be unable to collect all principal and interest payments due in accordance with the contractual terms of the loan agreement. Impaired loans are measured by either the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s obtainable market price, or the fair value of the collateral if the loan is collateral dependent. The amount of impairment, if any, and any subsequent changes are included in the allowance for loan losses. Interest on accruing impaired loans is recognized as long as such loans do not meet the criteria for nonaccrual status.

ALLOWANCE FOR LOAN LOSSES

The allowance for loan losses is established through a provision for loan losses charged to expense. Loan losses are charged against the allowance when management believes the collectibility of the principal is unlikely. Subsequent recoveries, if any, are credited to the allowance.

The allowance is an amount that management believes will be adequate to absorb estimated losses relating to specifically identified loans, as well as probable credit losses inherent in the balance of the loan portfolio, based on an evaluation of the collectibility of existing loans and prior loss experience. This evaluation also takes into consideration such factors as changes in the nature and volume of the loan portfolio, overall portfolio quality, review of specific problem loans, concentrations and current economic conditions that may affect the borrower’s ability to pay. This evaluation does not include the effects of expected losses on specific loans or groups of loans that are related to future events or expected changes in economic conditions. While management uses the best information available to make its evaluation, future adjustments to the allowance may be necessary if there are significant changes in economic conditions. In addition, regulatory agencies, as an integral part of their examination process, periodically review the Bank’s allowance for loan losses, and may require the Bank to make additions to the allowance based on their judgment about information available to them at the time of their examinations.

The allowance consists of specific, general and unallocated components. The specific component relates to loans that are classified as either doubtful, substandard or special mention. For such loans that are also classified as impaired, an allowance is established when the discounted cash flows (or collateral value or observable market price) of the impaired loan is lower than the carrying value of that loan. The general component covers non-classified loans and is based on historical loss experience adjusted for qualitative

GBC BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

factors. An unallocated component is maintained to cover uncertainties that could affect management’s estimate of probable losses. The unallocated component of the allowance reflects the margin of imprecision inherent in the underlying assumptions used in the methodologies for estimating specific and general losses in the portfolio.

PREMISES AND EQUIPMENT

Premises and equipment are carried at cost less accumulated depreciation. Depreciation is computed by the straight-line method over the estimated useful lives of the assets.

OTHER REAL ESTATE OWNED

Other real estate owned represents properties acquired through or in lieu of foreclosure and is initially recorded at the lower of cost or fair value less estimated costs to sell. Any write-down to fair value at the time of transfer to other real estate owned is charged to the allowance for loan losses. Costs of improvements are capitalized, whereas costs relating to holding other real estate owned and subsequent adjustments to the value are expensed. There was no other real estate owned at December 31, 2005 and the carrying amount of other real estate owned at December 31, 2004 was $1,194,430.

GAIN ON SALE OF LOANS

The Company originates and sells participations in certain loans. Gains are recognized at the time the sale is consummated. The amount of gain recognized on the sale of a specific loan is equal to the percentage resulting from determining the fair value of the portion of the loan sold relative to the fair value of the entire loan. Losses are recognized at the time the loan is identified as held for sale and the loan’s carrying value exceeds its fair value.

INCOME TAXES

Deferred income tax assets and liabilities are determined using the balance sheet method. Under this method, the net deferred tax asset or liability is determined based on the tax effects of the temporary differences between the book and tax bases of the various balance sheet assets and liabilities and gives current recognition to changes in tax rates and laws.

STOCK-BASED COMPENSATION

Statement of Financial Accounting Standards (SFAS) No. 123, Accounting for Stock-Based Compensation, encourages all entities to adopt a fair value based method of accounting for employee stock compensation plans whereby compensation cost is measured at the grant date based on the value of the award and is recognized over the service period, which is usually the vesting period. However, it also allows an entity to continue to measure compensation cost for those plans using the intrinsic value based method of accounting prescribed by Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees, whereby compensation cost is the excess, if any, of the quoted market price of the stock at the grant date over the amount an employee must pay to acquire the stock. The Company has elected to continue with the accounting methodology of Opinion No. 25. No stock-based employee compensation cost is reflected in net income, as all options granted under the plans had an exercise price equal to the market value of the underlying stock on the date of grant.

GBC BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table illustrates the effect on net income and earnings per share if the Company had applied the fair value recognition provisions of FASB Statement No. 123 to stock-based employee compensation.

	Years Ended December 31,
	2005	2004

Net income, as reported	$6,200,792	$3,323,151
Deduct: Total stock-based employee compensation expense determined under fair value based method for all awards, net of related tax effects	—	(389,457)

Pro forma net income	$6,200,792	$2,933,694

Earnings per share:
Basic — as reported	$3.54	$1.93

Basic — pro forma	$3.54	$1.71

Diluted — as reported	$3.17	$1.84

Diluted — pro forma	$3.17	$1.62

EARNINGS PER SHARE

Basic earnings per share are computed by dividing net income by the weighted average number of shares of common stock outstanding. Diluted earnings per share are computed by dividing net income by the sum of the weighted-average number of shares of common stock outstanding and potential common shares. Potential common shares consist of stock options.

COMPREHENSIVE INCOME

Accounting principles generally require that recognized revenue, expenses, gains and losses be included in net income. Although certain changes in assets and liabilities, such as unrealized gains and losses on available for sale securities, are reported as a separate component of the equity section of the balance sheet, such items, along with net income, are components of comprehensive income.

RECENT ACCOUNTING STANDARDS

In December 2004, the Financial Accounting Standards Board (FASB) issued Statement No. 123R, Share-Based Payment, a revision of FASB Statement No. 123, Accounting for Stock-Based Compensation. This Statement supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees, and its related implementation guidance. This Statement establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. This Statement focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions such as the issuance of stock options in exchange for employee services. This Statement requires a public entity to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exceptions). That cost will be recognized over the period during which an employee is required to provide service in exchange for the award — the requisite service period (usually the vesting period). The Company has elected to continue with the accounting methodology of Opinion No. 25 until adoption of this standard is required. The effects of this change are reflected, on a proforma basis above under the caption “Stock Based compensation.”

GBC BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 2.	SECURITIES

The amortized cost and fair value of securities available for sale are summarized as follows:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value

DECEMBER 31, 2005:
U.S. TREASURY AND U.S. GOVERNMENT AGENCIES	$22,756,153	$—	$(549,979)	$22,206,174
STATE AND MUNICIPAL	5,549,634	4,589	(84,114)	5,470,109
MORTGAGE-BACKED SECURITIES	4,810,422	6,102	(81,968)	4,734,556

	$33,116,209	$10,691	$(716,061)	$32,410,839

December 31, 2004:
U.S. Treasury and U.S. Government agencies	$20,705,016	$94,883	$(85,161)	$20,714,738
State and municipal	5,569,806	64,529	(22,178)	5,612,157
Mortgage-backed securities	4,643,439	36,469	(6,801)	4,673,107

	$30,918,261	$195,881	$(114,140)	$31,000,002

Securities with a carrying value of $4,367,774 and $3,657,364 at December 31, 2005 and 2004, respectively, were pledged to secure public deposits and for other purposes required or permitted by law.

Gains and losses on sales of securities available for sale consist of the following:

	December 31,
	2005	2004

Gross Gains	$—	$20,254
Gross losses	—	—

Net realized gains	$—	$20,254

The amortized cost and fair value of securities as of December 31, 2005 by contractual maturity are shown below. Actual maturities may differ from contractual maturities because the mortgages underlying the securities may be called or repaid without penalty; therefore, these securities are not included in the maturity categories in the following summary.

	Amortized	Fair
	Cost	Value

Due from one to five years	$10,403,611	$10,149,182
Due from five to ten years	17,446,135	17,071,397
Due after ten years	456,041	455,704
Mortgage-backed securities	4,810,422	4,734,556

	$33,116,209	$32,410,839

GBC BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The following table shows the gross unrealized losses and fair value of securities, aggregated by category and length of time that securities have been in a continuous unrealized loss position at December 31, 2005 and 2004.

	Less Than Twelve Months		Over Twelve Months
	Gross		Gross
	Unrealized	Fair	Unrealized	Fair
	Losses	Value	Losses	Value

DECEMBER 31, 2005:
U.S. GOVERNMENT AND FEDERAL AGENCIES	$(210,118)	$11,471,764	$(339,861)	$10,734,410
STATE AND MUNICIPAL SECURITIES	(42,142)	3,264,548	(41,972)	1,133,031
MORTGAGE-BACKED SECURITIES	(53,568)	3,731,337	(28,400)	566,981

TOTAL SECURITIES	$(305,828)	$18,467,649	$(410,233)	$12,434,422

December 31, 2004:
U.S. Government and federal agencies	$(64,370)	$11,980,018	$(20,791)	$972,900
State and municipal securities	(7,029)	515,474	(15,149)	920,478
Mortgage-backed securities	(6,801)	784,092	—	—

Total securities	$(78,200)	$13,279,584	$(35,940)	$1,893,378

Management evaluates securities for other-than-temporary impairment at least on a quarterly basis, and more frequently when economic or market concerns warrant such evaluation. The unrealized losses in the portfolio are believed to be temporary due to all securities meeting the criteria of acceptable investment grade and all being backed by government agencies or municipalities. In the event that these securities are held to maturity, no losses should be realized. At December 31, 2005, two debt securities had unrealized losses with aggregate depreciation of 5.15% and 5.24% from the Company’s amortized cost basis. The market value of these two securities totaled $1,422,050.

NOTE 3.	LOANS

The composition of loans is summarized as follows:

	December 31,
	2005	2004

Commercial	$58,086,912	$49,989,542
Commercial loans secured by real estate	86,246,284	57,785,798
Construction loans secured by real estate	167,197,192	137,698,199
Consumer installment and other	7,909,665	7,472,078

	319,440,053	252,945,617
Deferred fees	(285,306)	(369,166)
Allowance for loan losses	(3,701,532)	(3,775,167)

Loans, net	$315,453,215	$248,801,284

GBC BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Changes in the allowance for loan losses are as follows:

	Years Ended December 31,
	2005	2004

Balance, beginning of year	$3,775,167	$3,029,508
Provision for loan losses	852,823	797,824
Loans charged off	(926,470)	(64,513)
Recoveries of loans previously charged off	12	12,348

Balance, end of year	$3,701,532	$3,775,167

The total recorded investment in impaired loans, consisting solely of loans on nonaccrual status, was $1,961,144 and $2,144,603 at December 31, 2005 and 2004, respectively. There were no impaired loans that had related allowances for loan losses determined in accordance with SFAS No. 114, Accounting by Creditors for Impairment of a Loan, at December 31, 2005 and 2004. The average recorded investment in impaired loans for 2005 and 2004 was $2,162,953 and $1,602,000, respectively. Interest income recognized on impaired loans for cash payments received was not material for the years ended 2005 and 2004. The reduction in interest income as a result of impaired loans was $69,542 and $63,747 for the years ended December 31, 2005 and 2004. Total loans past due ninety days or more and still accruing totaled $366,941 and $34,000 at December 31, 2005 and 2004, respectively.

In the ordinary course of business, the Company has granted loans to certain related parties, including directors, executive officers, and their affiliates. The interest rates on these loans were substantially the same as rates prevailing at the time of the transaction and repayment terms are customary for the type of loan. Changes in related party loans for the year ended December 31, 2005 are as follows:

Balance, beginning of year	$10,004,315
Advances	13,974,228
Repayments	(6,009,988)

Balance, end of year	$17,968,555

NOTE 4.	PREMISES AND EQUIPMENT

Premises and equipment are summarized as follows:

	December 31,
	2005	2004

Equipment	$1,660,578	$1,610,399
Leasehold improvements	331,586	322,342

	1,992,164	1,932,741
Accumulated depreciation	(1,699,524)	(1,555,043)

	$292,640	$377,698

GBC BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 5.	DEPOSITS

The aggregate amount of time deposits in denominations of $100,000 or more at December 31, 2005 and 2004 was $81,764,858 and $79,855,295, respectively. The Company had brokered and bulletin board certificates of deposit at December 31, 2005 and 2004 of $132,078,142 and $111,548,301, respectively. The scheduled maturities of time deposits at December 31, 2005 are as follows:

2006	$227,337,868
2007	12,544,452
2008	1,923,989
2009	4,005,923
2010	1,779,479

$247,591,711

NOTE 6.	SECURITIES SOLD UNDER REPURCHASE AGREEMENTS

Securities sold under repurchase agreements, which are secured borrowings, generally mature within one to four days from the transaction date. Securities sold under repurchase agreements are reflected at the amount of cash received in connection with the transactions. The Company may be required to provide additional collateral based on the fair value of the underlying securities. The Company monitors the fair value of the underlying securities on a daily basis. Securities sold under repurchase agreements at December 31, 2005 and 2004 were $829,341 and $1,819,469, respectively.

NOTE 7.	DEFERRED COMPENSATION PLANS

The Company has a deferred compensation plan providing for death and retirement benefits for its executive officers. The estimated amounts to be paid under the compensation plan are being funded through the purchase of life insurance policies on the executive officers. The balance of the policy cash surrender values at December 31, 2005 and 2004 is $5,719,750 and $5,531,553, respectively. Income recognized on the policies amounted to $188,197 and $189,937 for the years ended December 31, 2005 and 2004, respectively. Deferred compensation expense recognized for the years ended December 31, 2005 and 2004 amounted to $639,031 and $560,090, respectively. Accrued deferred compensation of $1,540,773 and $901,742 is included in other liabilities as of December 31, 2005 and 2004, respectively.

Effective January 1, 2001, the Company established a “Deferred Stock Unit” plan in which members of the Board of Directors and Executive Officers may choose to receive “deferred fee units” as consideration for their directors’ fees in lieu of cash. The deferred fee units assigned to the members equal the number of shares of common stock that could be purchased at the fair market value with the amount of fees deferred. When a member terminates service as a director or there is a change in control of the Company, the units will be settled in cash at the fair market value of the Company’s common stock. The member may receive a lump sum cash payment for the value of the units or defer cash payments for a period of up to ten years. At December 31, 2005 and 2004, 45,044 and 36,605 units, respectively, have been assigned to the members under this plan. The fair market value of the units included in other liabilities amounted to $1,125,383 and $628,900 at December 31, 2005 and 2004, respectively. The units are not considered to be potential common shares.

GBC BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 8.	INCOME TAXES

Income tax expense consists of the following:

	Years Ended December 31,
	2005	2004

Current	$3,714,237	$2,332,298
Deferred	(272,736)	(623,674)

Income tax expense	$3,441,501	$1,708,624

The Company’s income tax expense differs from the amounts computed by applying the federal income tax statutory rates to income before income taxes. A reconciliation of the differences is as follows:

	Years Ended December 31,
	2005	2004

Income taxes at statutory federal rate	$3,278,381	$1,710,803
Tax-exempt income	(129,662)	(130,550)
State income taxes, net	276,368	121,862
Other	16,414	6,509

Income tax expense	$3,441,501	$1,708,624

The components of deferred income taxes are as follows:

	December 31,
	2005	2004

Deferred tax assets:
Loan loss reserves	$1,270,217	$1,392,563
Loan fees	107,663	139,308
Depreciation	15,748	17,516
Deferred compensation	1,006,096	577,600

	2,399,724	2,126,987

Deferred tax assets (liabilities), securities available for sale	268,041	(31,061)

Net deferred tax assets	$2,667,765	$2,095,926

NOTE 9.	RELATED PARTY TRANSACTIONS AND LEASES

The Company leases its main office banking facilities under a noncancelable operating lease agreement from GBC Properties, LLC, a partnership formed by the organizers of the Company. The lease term is for fifteen years with the monthly rental payment adjusting every fifth year for changes in the Consumer Price Index. The Company also leases its branch facilities under a noncancelable operating lease from a third party. The initial lease term is for five years with the monthly rental payment increasing every year by 3%. The lease also includes two five-year extension terms. Both lease agreements require the Company to pay normal operating and occupancy expenses of the facilities. The total minimum rental commitments under the leases at December 31, 2005 are due as follows:

During the next five years	$1,990,680
During the remaining term of the leases	1,704,084

$3,694,764

GBC BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Total rental expense is summarized as follows:

	Years Ended
	December 31,
	2005	2004

GBC Properties, LLC	$286,596	$286,596
Other third parties	115,098	115,042

	$401,694	$401,638

NOTE 10.	STOCK-BASED COMPENSATION

The Company has reserved 428,000 shares of common stock for issuance to employees and directors under an incentive stock option plan. The options granted are exercisable at a price equal to fair value on the date of grant and expire ten years from the grant date.

Other pertinent information related to the options is as follows:

	Years Ended December 31,
	2005		2004
		Weighted-		Weighted-
		Average		Average
		Exercise		Exercise
	Number	Price	Number	Price

Under option, beginning of year	410,000	$12.97	336,800	$11.80
Granted	—	—	87,400	17.00
Exercised	(46,100)	11.74	(14,200)	10.23
Terminated	—	—	—	—

Under option, end of year	363,900	$12.85	410,000	$12.97

Exercisable, end of year	363,900	$12.85	410,000	$12.97

Weighted average fair value of options granted during the year		$—		$7.19

Information pertaining to options outstanding at December 31, 2005 is as follows:

	Options Outstanding			Options Exercisable
Weighted-
		Average	Weighted-		Weighted-
		Remaining	Average		Average
Range of	Number	Contractual	Exercise	Number	Exercise
Exercise Prices	Outstanding	Life	Price	Exercisable	Price

$10.00 - $17.00	363,900	5.89	$12.85	363,900	$12.85

No options were granted in 2005. The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions:

Year Ended
December 31,
2004

Dividend yield	0
Expected life	10
Expected volatility	15.88%
Risk-free interest rate	5.00%

GBC BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 11.	EARNINGS PER SHARE

Presented below is a summary of the components used to calculate basic and diluted earnings per share.

	Years Ended December 31,
	2005	2004

Basic Earnings Per Share:
Weighted average common shares outstanding	1,753,453	1,720,330

Net income	$6,200,792	$3,323,151

Basic earnings per share	$3.54	$1.93

	Years Ended December 31,
	2005	2004

Diluted Earnings Per Share:
Weighted average common shares outstanding	1,753,453	1,720,330
Net effect of the assumed exercise of stock options based on the treasury stock method using average market prices for the year	200,224	89,338

Total weighted average common shares and common stock equivalents outstanding	1,953,677	1,809,668

Net income	$6,200,792	$3,323,151

Diluted earnings per share	$3.17	$1.84

NOTE 12.	COMMITMENTS AND CONTINGENCIES

LOAN COMMITMENTS

The Company is a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include commitments to extend credit and standby letters of credit. They involve, to varying degrees, elements of credit risk and interest rate risk in excess of the amount recognized in the balance sheets. The majority of all commitments to extend credit and standby letters of credit are variable rate instruments.

The Company’s exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and standby letters of credit is represented by the contractual amount of those instruments. The Company uses the same credit policies in making commitments as they do for on-balance sheet instruments. A summary of the Company’s commitments is as follows:

	December 31,
	2005	2004

Financial standby letters of credit	$4,606,625	$4,607,425
Commitments to extend credit	115,581,935	98,888,244

	$120,188,560	$103,495,669

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The amount of collateral obtained, if deemed necessary by the Company upon extension of credit, is

GBC BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

based on management’s credit evaluation of the party. Collateral held varies, but may include accounts receivable, inventory, property and equipment, residential real estate and income-producing commercial properties.

Standby letters of credit are conditional commitments issued by the Company to guarantee the performance of a customer to a third party. Those guarantees are primarily issued to support public and private borrowing arrangements. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loans to customers. Collateral held varies as specified above and is required in instances which the Company deems necessary.

CONTINGENCIES

In the normal course of business, the Company is involved in various legal proceedings. In the opinion of management, any liability resulting from such proceedings would not have a material effect on the Company’s financial statements.

NOTE 13.	CONCENTRATIONS OF CREDIT

The Company originates primarily commercial, residential, and consumer loans to customers in Gwinnett County and surrounding counties. The ability of the majority of the Company’s customers to honor their contractual loan obligations is dependent on the economy in these areas.

Eighty percent of the Company’s loan portfolio is concentrated in loans secured by real estate, of which a substantial portion is secured by real estate in the Company’s primary market area. Accordingly, the ultimate collectibility of the loan portfolio is susceptible to changes in market conditions in the Company’s primary market area. The other significant concentrations of credit by type of loan are set forth in Note 3.

The Company does not generally extend credit to any single borrower or group of related borrowers in excess of 25% of statutory capital, or approximately $6,000,000.

NOTE 14.	REGULATORY MATTERS

The Bank is subject to certain restrictions on the amount of dividends that may be declared without prior regulatory approval. At December 31, 2005, approximately $3,100,000 of dividends could be declared without regulatory approval.

The Company and the Bank are subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory, and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material effect on the consolidated financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Company and Bank must meet specific capital guidelines that involve quantitative measures of the Company and Bank’s assets, liabilities, and certain off-balance sheet items as calculated under regulatory accounting practices. Capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors.

Quantitative measures established by regulation to ensure capital adequacy require the Company and the Bank to maintain minimum amounts and ratios of Total and Tier I capital to risk-weighted assets, as defined and of Tier I capital to average assets. Management believes, as of December 31, 2005 and 2004, the Company and the Bank met all capital adequacy requirements to which they are subject.

As of December 31, 2005, the most recent notification from the Federal Deposit Insurance Corporation categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized, the Bank must maintain minimum total risk-based, Tier I risk-based, and Tier I leverage ratios as set forth in the following table. There are no conditions or events since that notification that

GBC BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

management believes have changed the Bank’s category. Prompt corrective provisions are not applicable to bank holding companies.

The Company and the Bank’s actual capital amounts and ratios are presented in the following table:

					To Be Well
			For Capital		Capitalized Under
			Adequacy		Prompt Corrective
	Actual		Purposes		Action Provisions
	Amount	Ratio	Amount	Ratio	Amount		Ratio
	(Dollars in thousands)

DECEMBER 31, 2005:
TOTAL CAPITAL TO RISK WEIGHTED ASSETS:
CONSOLIDATED	$37,132	10.98%	$27,055	8%	$	NA	NA
BANK	$35,996	10.65%	$27,055	8%		$33,819	10%
TIER I CAPITAL TO RISK WEIGHTED ASSETS:
CONSOLIDATED	$33,430	9.88%	$13,527	4%	$	NA	NA
BANK	$32,294	9.55%	$13,527	4%		$20,291	6%
TIER I CAPITAL TO AVERAGE ASSETS:
CONSOLIDATED	$33,430	9.08%	$14,734	4%	$	NA	NA
BANK	$32,294	8.77%	$14,734	4%		$18,418	5%
December 31, 2004:
Total Capital to Risk Weighted Assets:
Consolidated	$30,052	11.18%	$21,498	8%	$	N/A	N/A
Bank	$29,373	10.93%	$21,498	8%		$26,872	10%
Tier I Capital to Risk Weighted Assets:
Consolidated	$26,688	9.93%	$10,749	4%	$	N/A	N/A
Bank	$26,009	9.68%	$10,749	4%		$16,123	6%
Tier I Capital to Average Assets:
Consolidated	$26,688	8.75%	$12,196	4%	$	N/A	N/A
Bank	$26,009	8.53%	$12,196	4%		$15,245	5%

NOTE 15.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair value of a financial instrument is the current amount that would be exchanged between willing parties, other than in a forced liquidation. Fair value is best determined based upon quoted market prices. However, in many instances, there are no quoted market prices for the Company’s various financial instruments. In cases where quoted market prices are not available, fair value is based on discounted cash flows or other valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accordingly, the fair value estimates may not be realized in an immediate settlement of the instrument. SFAS No. 107, Disclosures about Fair Values of Financial Instruments, excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented may not necessarily represent the underlying fair value of the Company.

CASH, DUE FROM BANKS AND FEDERAL FUNDS SOLD:  The carrying amounts of cash, due from banks, and federal funds sold approximate fair values.

SECURITIES:  Fair values for securities are based on available quoted market prices.

GBC BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

LOANS:  The carrying amount of variable-rate loans that reprice frequently and have no significant change in credit risk approximates fair value. The fair value of fixed rate loans is estimated based on discounted contractual cash flows using interest rates currently being offered for loans with similar terms to borrowers with similar credit quality. The fair value for impaired loans is estimated based on discounted contractual cash flows or underlying collateral values, where applicable.

DEPOSITS:  The carrying amount of demand deposits, savings deposits, and variable-rate certificates of deposit approximates fair value. The fair value of fixed-rate certificates of deposit is estimated based on discounted contractual cash flows using interest rates currently being offered for certificates of similar maturities.

SECURITIES SOLD UNDER REPURCHASE AGREEMENTS:  The carrying amounts of securities sold under repurchase agreements approximate fair value.

ACCRUED INTEREST:  The carrying amount of accrued interest approximates their fair values.

OFF-BALANCE SHEET INSTRUMENTS:  The carrying amount of commitments to extend credit and standby letters of credit approximates fair value. The carrying amount of the off-balance sheet financial instruments is based on fees charged to enter into such agreements. Since the majority of the Company’s off-balance sheet instruments consist of nonfee-producing, variable-rate commitments, the Company has determined they do not have a distinguishable fair value.

The carrying amounts and estimated fair values of the Company’s financial instruments were as follows:

	December 31, 2005		December 31, 2004
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value

FINANCIAL ASSETS:
Cash, due from banks, and federal funds sold	$20,456,741	$20,456,741	$23,084,288	$23,084,288
Securities available for sale	32,410,839	32,410,839	31,000,002	31,000,002
Loans	319,154,750	318,040,000	252,576,451	251,712,000
Reserve for loan losses	(3,701,532)	—	(3,775,167)	—

Loans, net	315,453,218	318,040,000	248,801,284	251,712,000

Accrued interest receivable	2,484,779	2,484,779	1,593,159	1,593,159
FINANCIAL LIABILITIES:
Deposits	341,170,733	340,346,000	282,336,126	282,829,000
Accrued interest payable	870,833	870,833	426,632	426,632
Securities sold under repurchase agreements	829,341	829,341	1,819,469	1,819,469

GBC BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

NOTE 16.	SUPPLEMENTAL FINANCIAL DATA

Components of other operating income and expenses in excess of 1% of total revenue are as follows:

	Years Ended
	December 31,
	2005	2004

Other operating income:
Mortgage origination fees	$169,418	$168,683
Income on life insurance policies	188,197	189,937
Other operating expenses:
Professional and consulting	290,043	227,775
Directors fees	448,188	200,000
Data processing	232,451	198,845

NOTE 17.	PARENT COMPANY FINANCIAL INFORMATION

The following information presents the condensed balance sheets, statements of income and cash flows of GBC Bancorp, Inc., as of and for the years ended December 31, 2005 and 2004.

CONDENSED BALANCE SHEETS

	2005	2004

ASSETS
Cash	$1,085,790	$647,817
Investment in subsidiary	31,856,545	26,059,778
Other assets	50,898	31,480

Total assets	$32,993,233	$26,739,075

TOTAL SHAREHOLDERS’ EQUITY	$32,993,233	$26,739,075

CONDENSED STATEMENTS OF INCOME

	2005	2004

EXPENSES, OTHER	$134,882	$83,419

LOSS BEFORE INCOME TAX BENEFIT AND EQUITY IN UNDISTRIBUTED EARNINGS OF SUBSIDIARY	(134,882)	(83,419)
INCOME TAX BENEFIT	(50,898)	(31,480)

LOSS BEFORE EQUITY IN UNDISTRIBUTED EARNINGS OF SUBSIDIARY	(83,984)	(51,939)
EQUITY IN UNDISTRIBUTED EARNINGS OF SUBSIDIARY	6,284,776	3,375,090

NET INCOME	$6,200,792	$3,323,151

GBC BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

CONDENSED STATEMENTS OF CASH FLOWS

	2005	2004

OPERATING ACTIVITIES
Net income	$6,200,792	$3,323,151
Adjustments to reconcile net income to net cash used in operating activities:
Equity in undistributed earnings of subsidiary	(6,284,776)	(3,375,090)
Net other operating activities	(19,418)	(2,090)

Net cash used in operating activities	(103,402)	(54,029)

FINANCING ACTIVITIES
Proceeds from exercise of stock options	541,375	145,200

Net cash provided by financing activities	541,375	145,200

Net increase in cash	437,973	91,171
Cash at beginning of year	647,817	556,646

Cash at end of year	$1,085,790	$647,817